Exhibit 99.1

September 2011 Creativity Performance Stability

Forward Looking Statements This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2010 Form 10-K with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Representing Rockwood Director of the Main Board of GKN plc, a $6 billion global industrial company (1997-2001) Chairman and CEO of GKN Sinter Metals and Hoeganes Corporation Employed with the BOC Group plc (now part of The Linde Group) from 1979-1997, a $7 billion global industrial gas company Director of the Main Board of The BOC Group, plc; President of BOC Americas and Chairman & CEO of BOC Process Plants and Cryostar M.S. in Mechanical Engineering from Stanford University Seifi Ghasemi Chairman & Chief Executive Officer of Rockwood since November 2001

Representing Rockwood Robert J. Zatta Senior Vice President & Chief Financial Officer since April 2001 Timothy McKenna Vice President Investor Relations & Communications since April 2006 Previously Senior Vice President, Investor Relations, Communications and Government Relations, for Smurfit-Stone Container Corporation, the largest North American producer of paperboard and packaging, headquartered in Chicago Previously 14 years in investor relations and communications with Union Camp Corporation, a producer of paper, packaging and chemicals B.A. degree in mathematics, with minors in German and English, from Montclair State University, and an M.A. in linguistics from New York University Previously employed by the Campbell Soup Company (1990-2001) and held a variety of senior level finance positions including VP, Corporate Development and Strategic Planning Prior to Campbell, worked for General Foods Corporation (Philip Morris / Kraft) and Thomas J. Lipton, Inc. B.S. in Business Administration and M.B.A. in Finance

Rockwood Today Global inorganic specialty chemicals and advanced materials company LTM sales of $3,514 million (6/30/11) LTM Adjusted EBITDA of $754 million, 21.5% of sales Q2 Adjusted EBITDA margin of 23.4% of sales Established in 2000 Public as of August 2005 Traded on NYSE - ROC Note: Numbers exclude the AlphaGary business sold

Key Features of Rockwood Excellent portfolio of niche businesses - No. 1 or No. 2 market position globally - Technology leaders - Limited exposure to oil prices High margin businesses, 21.5% of sales Generating excellent free cash flow - $320M in 2010 and $271 in the last twelve months Established track record as a public company since 2005 Significant improvement in balance sheet since 2008, net debt/LTM Adjusted EBITDA of 2.06x as of June 2011 Excellent opportunities for organic growth Leading global producer of lithium products

Rockwood Business Sectors – LTM June 2011 Advanced Materials Performance Additives Specialty Chemicals Net Sales: $1,278M Adj. EBITDA: $328M % Margin: 25.7% Net Sales: $765M Adj. EBITDA: $138M % Margin: 18.0% Net Sales: $874M Adj. EBITDA: $187M % Margin: 21.4% Net Sales: $3,514M Adjusted EBITDA: $754M % Margin: 21.5% Note: Numbers exclude the AlphaGary business sold TiO2 Pigments Net Sales: $570M Adj. EBITDA: $174M % Margin: 30.6%

Lithium Largest Global Producer of Lithium Products Pharmaceutical Batteries Largest Global Producer of Lithium Products Brine Evaporating Ponds in Chile

Second Largest Global Producer of Lithium Products Second Largest Global Producer of Products & Services for Metal Processing Surface Treatment Chemicals

Performance Additives Global Ranking No2 No2 No2 Clay-Based Additives Timber Treatment Pigments

TiO2 Pigments TiO2 Specialties/Nano Particles TiO2 Pigments Global Ranking No1 Anatase TiO2

Ceramics – Piezo Applications Ceramics – Electronic Applications Ceramics – Cutting Tools Ceramics – Medical Advanced Materials

Attractive Global Businesses in Diversified End-Markets 2010 Net Sales by End Market Total : $3.19 billion Note: Numbers exclude the AlphaGary business sold Other 9% Paper 2% Specialty Coatings 11% Automotive 14% Electronics & Telecommunications 4% Chemicals & Plastics 16% Construction 12% Metal Treatment & General Industrial 17% Life Sciences 12% Consumer Products 1% Environmental 2%

Attractive Global Businesses in Diversified End-Markets 2010 Net Sales by Geography Europe 54% North America 24% Other 22%

Inorganic Raw Material Base - Limited Exposure to Energy Prices Energy purchases account for approximately 5.7% of 2010 net sales Very limited exposure to oil price fluctuations due to inorganic focus Top 10 raw materials represent only 8.8% of 2010 net sales Raw Material Position Energy Exposure Titanium-bearing Slag Titanium Dioxide Pigments 1.7% Ilmenite Titanium Dioxide Pigments 1.2% Tin Specialty Chemicals 1.2% Quaternary Amines Clay-based Additives 1.0% Iron Oxide Color Pigments 0.8% Zinc/Zinc Oxide Specialty Chemicals, Titanium Dioxide, Timber 0.8% Copper Timber Treatment Chemicals 0.7% Antimony Sulfides Specialty Chemicals 0.5% Phosphoric Acid Specialty Chemicals, Timber 0.4% Spavin Titanium Dioxide Pigments 0.4% Total 8.8% RAW MATERIAL BUSINESS % OF 2010 NET SALES

Steady Growth and Strong EBITDA Margins Note: Reflects the divestitures of Groupe Novasep, electronics and AlphaGary businesses. 2002-2004 pro forma for the Dynamit Nobel acquisition. 2002 PF based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. 2008 on a proforma basis including bolt-on acquisitions. ($ in millions) Net Sales Adjusted EBITDA Margin: 20.0% 19.5% 18.9% 19.6% 19.2% 20.3% 18.7% 18.4% 19.9% 21.5% ($ in millions) 1,586 1,898 2,249 2,362 2,553 2,877 3,488 2,769 3,192 3,514 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008 PF 2009 2010 LTM 317 370 426 464 489 583 652 510 634 754 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008 PF 2009 2010 LTM

Key Features of Rockwood

- Excellent cash generation
  - Free cash after capital expenditures, interest expense, working capital changes and cash taxes

($ in millions)



133.3
123.1
174.3
101.2
299.0
320.3
271.1
2005
2006
2007
2008
2009
2010
LTM

Note: Numbers do not reflect the sale of AlphaGary

Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. Represents current portion of income tax provision. Interest expense, net minus deferred financing costs and MTM of Swaps. CAPEX net of proceeds on sale of property, plant and equipment.

Rockwood Powered by Lithium

16

Net Debt/LTM Adjusted EBITDA 1,0 1,5 2,0 2,5 3,0 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 Total Net Debt (using total Cash) to LTM Adj. EBITDA Covenant Net Debt (using total Cash) to LTM Adj. EBITDA Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc., but using total Cash. Covenant Calculation - based on Senior Debt only - not to exceed 2.75x - Rockwood at 1.27x at Jun. 30 (using total Cash)

Total Rockwood – Sales & EBITDA [$M] @ actual rates 2008 2009 2010 LTM June 2011 Sales 3,137.4 2,769.4 3,191.6 3,513.6 EBITDA 608.5 509.9 634.4 754.4 Margin 19.4% 18.4% 19.9% 21.5% Note: Total Rockwood: Continuing Operations only

Consolidated Net Debt

($M)	Actual December 31, 2008 as reported	Actual December 31, 2008 Covenant (a)	Actual June 30, 2011 as reported	Actual June 30, 2011 Covenant (b)
Balance Sheet FX-Rate	*1.40*	*1.47*	*1.45*	*1.37*
LTM Adj EBITDA	**$638.9**	**$702.6** (c)	**$754.4**	**$761.5** (c)
Net Debt				
Rockwood Term Loans	1,646.2	1,674.9	850.0	850.0
TiO2 Venture Term Loan	349.3	367.8	304.5	286.7
Assumed Debt	107.2	111.9	73.3	65.1
Sr. Sub. Notes 2014	708.5	735.4	562.7	
Total Debt	**$2,811.2**	**$2,890.0**	**$1,790.5**	**$1,201.8**
Cash	(468.7)	(100.0)	(235.2)	(200.0)
Net Debt	**$2,342.5**	**$2,790.0**	**$1,555.3**	**$1,001.8**
Net Debt / LTM Adj. EBITDA	**3.67 x**		**2.06 x**	
Covenant - as calculated		**3.97 x**		**1.32 x**
- with full cash		**3.45 x**		**1.27 x**
Covenant per Credit Agreement		4.25 x		2.75 x
EBITDA Headroom		**$46.1**		**$397.2**

(a) Covenant leverage ratio calculation under old senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $100 million and converts Euro denominated debt at average Euro-rate during LTM period.

(b) Covenant leverage ratio calculation under new senior credit agreement (02/10/11) for Rockwood Specialties Group, Inc specifies maximum level of cash at $200 million and converts Euro denominated debt at average Euro-rate during LTM period.

(c) Covenant EBITDA is adjusted to include proforma and synergy effects from acquisitions and to exclude EBITDA from certain subsidiaries and joint ventures as well as stock-based compensation expenses.

19

History

Rockwood History 2001 Sales $743M Adjusted EBITDA $140M Net Debt/Adjusted EBITDA 6.9x

Strategy & Management Philosophy

Corporate Strategy „ Assemble a collection of self - sufficient, highly focused and accountable business units with the following characteristics: § Global market leadership § Technology leadership § High margins § Limited exposure to raw materials and energy price changes „ Adoption of a common culture throughout the company § Customer focused § Cash generation § Commitment to excellence

Management Philosophy Small corporate center Self-sufficient and accountable business units Detailed operating metrics Short term incentive plan based on cash generation Long term equity plan for key executives On-site communication and motivation of all employees

History ($ in millions) We have evolved into a leading specialty chemical and advanced materials company through a combination of organic growth, disciplined strategic acquisitions, seamless integration and cost control. Net sales as reported – not on a proforma basis for acquisitions or divestments $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Net Sales First 5 Years Second 5 Years

First 5 Years – 2001-2005 Change company culture Service the debt and live within the covenants Grow through acquisitions to +$3.0B sales Take company public

Second 5 Years – 2006-2010 Optimize portfolio Execute bolt-on acquisitions to strengthen the core businesses Improve EBITDA margin to 20% of sales Pay down debt to strengthen the balance sheet. Goal of 3.0x times net debt/EBITDA.

Second 5 Years – 2006-2010 Optimize portfolio Sell businesses where we are not No. 1 or No. 2 on a global scale. Successfully sold +$1.0B worth of non-core businesses such as Groupe Novasep, Electronics, Pool & Spa, AlphaGary, etc.

Rockwood – Consolidating Portfolio 2006-2010 2005 1. Lithium 2. Special Metals 3. Metal Sulfides 4. Surface Treatment 5. Rubber Chemicals 6. Advanced Ceramics 7. TiO2 Pigments 8. Color Pigments 9. Timber Treatment 10. Pool & Spa Chemicals 11. Clay-Based Additives 12. Compounds 13. High Purity Chemicals 14. PCB Chemicals 15. Photomasks 16. Wafer Reclaim 17. Custom Synthesis 18. Novasep 2010 Lithium Special Metals Metal Sulfides Surface Treatment Advanced Ceramics TiO2 Pigments Color Pigments Timber Treatment Clay-Based Additives Specialty Chemicals Performance Additives

Second 5 Years – 2006-2010 Execute bolt-on acquisitions to strengthen core businesses Acquired total of 15 businesses ($770M) All of these acquisitions have been successfully integrated within our core businesses

Second 5 Years – 2006-2010 Improve Adjusted EBITDA margin to 20% 2010 ratio is 19.9% Exceeded 20% in several months in 2010 +20% expected in 2011

Second 5 Years – 2006-2010 Pay down debt to strengthen the balance sheet Paid down $1.2B of debt during this period Net debt/LTM Adjusted EBITDA as of June 30, 2011 is 2.06x

Last 10 Years – 2001-2010 22 acquisitions and 7 divestitures to build Rockwood Focus on Culture change Innovation Organic growth Productivity Building a global team

Last 10 Years – 2001-2010 We have built a first-rate, global inorganic specialty chemicals and advanced materials company with an established track record. We have delivered what we promised.

Moving Forward 2011-2015

Rockwood Performance Q2 & YTD Q2 2011 Q2 2010 % Change Constant Currency ($millions) Net Sales $1,000.0 $813.7 22.9% 12.2% Adjusted EBITDA 233.6 163.2 43.1% 30.0% Margin 23.4% 20.1% YTD 2011 YTD 2010 % Change Constant Currency ($millions) Net Sales $1,914.0 $1,592.1 20.2% 14.7% Adjusted EBITDA 440.2 320.1 37.5% 30.8% Margin 23.0% 20.1%

[$K] LTM Net Sales Trend – Total Rockwood @ Constant Currency 2,800,000 2,900,000 3,000,000 3,100,000 3,200,000 3,300,000 3,400,000 3,500,000 3,600,000 3,700,000 3,800,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul 2008 2009 2010 2011 LTM Sales

[$K] LTM Net Sales Trend – Specialty Chemicals @ Constant Currency 1,000,000 1,025,000 1,050,000 1,075,000 1,100,000 1,125,000 1,150,000 1,175,000 1,200,000 1,225,000 1,250,000 1,275,000 1,300,000 1,325,000 1,350,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul 2008 2009 2010 2011 LTM Sales

[$K] LTM Net Sales Trend – Performance Additives @ Constant Currency 700,000 720,000 740,000 760,000 780,000 800,000 820,000 840,000 860,000 880,000 900,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul 2008PF 2009 2010 2011 LTM Sales

[$K] LTM Net Sales Trend – Titanium Dioxide Pigments @ Constant Currency 400,000 410,000 420,000 430,000 440,000 450,000 460,000 470,000 480,000 490,000 500,000 510,000 520,000 530,000 540,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul 2008 2009 2010 2011 640,000 665,000 690,000 715,000 740,000 765,000 790,000 815,000 840,000 865,000 890,000 915,000 940,000 LTM Sales Legacy LTM Sales JV

[$K] LTM Net Sales Trend – Advanced Ceramics @ Constant Currency 410,000 430,000 450,000 470,000 490,000 510,000 530,000 550,000 570,000 590,000 610,000 630,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul 2008 2009 2010 2011 LTM Sales

Strategic Goal – Third 5 Years – 2011-2015 Maximize shareholder value

Moving Forward – Third Five Years – 2011-2015 Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Focus Portfolio Focus On Growth Improve Financial Ratios Transportation Revolution Focus on our core businesses Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +22% Invest heavily in organic growth +5% per year Bolt-on acquisitions: +3% per year Net Debt to Adjusted EBITDA of less than 2.0x in two years Further reduction in future years EPS growth of +20% per year Position the lithium business for the coming transportation revolution (electric cars)

Diversity. Flexibility. Results. The Driver of the Coming Transportation Revolution LITHIUM:

Lithium – Selected Applications Lithium carbonate Butyl - lithium Lithium metal Lithium hydroxide Lithium specialties Pharmaceuticals Pharmaceuticals Pharmaceuticals Glass ceramics Grease Pharmaceuticals Pharmaceuticals Pharmaceuticals Glass ceramics Grease CO2 Absorption CO 2 Absorption Elastomers Elastomers Aluminum Aluminum Lithium Batteries Electronic Materials Cement Cement Al - alloys Al - alloys Mining Agrochemicals Agrochemicals Li - Ion - Batteries Li - Ion - Batteries Key Products Key Applications

Significant growth of lithium ion batteries for cell phones, laptop computers and other mobile communication devices, Penetration of lithium ion batteries for mobile power tools (drills, etc.), Pharmaceutical applications, and Alloys in aerospace structures. Lithium Growth + 10% CAGR in Last 10 Years

Minerals – spodumene High cost, environmental issues Salt form (brine pools) Lowest cost, environmentally friendly Embedded in hard clay High cost, difficult to extract Sources of Lithium

Li-Acetylide Methyl- lithium Phenyl- lithium LDA LHS Li-t- Butoxide Li- Methoxide Li- Hydride Li-tri (t-butoxy)- alanate Li- Amide Li- Salicylate Li- Citrate Li- Benzoate Li- Acetate Li- Zeolite Potash Bischofite Li- Sulphate Li- Nitrate Li- Phosphate Li- Silicate Li-Tetra- borate Li- Chromate Sabalith Li- Nitride Li- Bromide Li- Fluoride Li- Peroxide Li- Hydroxide CO2- Absorption Products Li- Iodide Li- Perchlorate LiBOB Anodes Foils Lithium Carbonate Lithium Chloride Brines Butyl- lithium Li- Alanate Lithium Metal Life-Science Products Metal and Battery Products Other Products Lithium Value Chain

Operations in Chile

Natural brines from El Salar ~ 0.2% Li



END BRINE 6.0% Li


9 x 4 km dimensions

- $NaCl + CaSO_4 * H_2O$ HALITE
- $NaCl + KCl$ SYLVINITE
- $MgCl_2 * KCl * 6H_2O$ CARNALLITE
- $MgCl_2 * 6H_2O$ BISCHOFITE
- $MgCl_2 * LiCl * 7H_2O$ Li CARNALLITE





Further Purification, Processing, Crystallization

Li_2CO_3

LiCl

Rockwood Powered by Lithium

49

New Johnsonville, TN, USA Silver Peak, NV, USA Taichung, Taiwan Antofagasta, Chile Kings Mountain, NC, USA Langelsheim, Germany La Porte, TX, USA Rockwood Lithium Facilities Around the World

2002 2005 2006 2008 Expansion

Lithium compounds will experience significant growth due to the introduction of all electric and plug-in hybrid electric vehicles. WHY?

Dependence on imported oil from unstable regions of the world is a clear and present danger to the national security and economic stability of the developed economies of the world.

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World Oil Supply – 2010 (Million Barrels Per Day) 14.5 BPD North America 4.4 BPD 4.7 BPD 40.7 BPD 3.7 BPD 4.0 BPD 10.1 BPD 3.9 BPD Western Europe Latin America Middle East & Africa Asia China Russia All Other TOTAL = 86.0 BPD 52.7% of world oil supply

We need to substantially reduce this dependence by significantly reducing consumption of oil. How?

The Problem – Internal Combustion Engine As long as our cars are powered by internal combustion engine, we will continue to be dependent on oil.

Alternative sources of energy, such as: Solar Wind Nuclear Will not reduce our dependence on oil at all.

The Problem: Oil Dependence As long as our cars are powered by the internal combustion engine, we will be dependent on imported oil.

The Solution: Electric Cars The only practical and proven solution is to replace the internal combustion engine with an electric motor driven by a rechargeable battery.

Electrification of Transportation ELECTRIFICATION ARCHITECTURE

Electricity is diverse and domestic. Benefits of Electric Cars

 Electric Power Sector: Generation Benefits of Electric Cars Source: Pacific Northwest National Laboratory LOAD SHAPE FOR ONE DAY DURING PEAK SEASON The electric power sector has substantial spare capacity at night that could be used to fuel electric vehicles.

The network of infrastructure already exists. Benefits of Electric Cars

Electric miles are cheaper than gasoline miles: 2.5¢ vs 10¢ per mile. Benefits of Electric Cars

Electric miles are cleaner than gasoline. Benefits of Electric Cars

[LOGO]

Electrification of our transportation system will free us from the dangerous dependence on imported oil and create a whole new industry.

Key Enabling Technology – Li-ion Batteries:

Lithium ion batteries for mobile phones, laptops, portable electronics and power tools are fully developed and commercialized. This is Proven Technology

Lithium Ion Batteries

What is the Potential for Growth?

Lithium Ion Battery Market growing strongly in existing applications Over 3 billion lithium ion battery cells for electronic devices are produced every year Lithium carbonate and some lithium hydroxide are used for the manufacturing of various cathode materials (mainly lithium cobaltate) Historical annual growth rate for lithium ion batteries has averaged over 15% and expected growth in the next few years will be in that range or higher Current major market applications for lithium ion batteries are cell phones, notebook computers, power tools, i-pods and other applications

Lithium Ion Battery Market All major car manufacturers are working to develop hybrid cars for the future Current technology of NiMH in batteries will change to lithium ion batteries due to higher performance and reliability Change of battery technology is being developed rapidly Chemetall is working with leading battery developers and manufacturers as well as institutes/universities to support the latest technology developments Hybrid and electric cars are expected to be the growth driver emerging application: HEV cars and plug-ins

Lithium Ion Battery Market Application Lithium Carbonate Content Cell Phone 3 grams ~ 0.1 oz Notebook 30 grams ~ 1.0 oz Power Tool 30-40 grams ~ 1.0-1.4 oz Plug-in Hybrid 16 kWh 20 lbs All Electrical Vehicle (EV) 25 kWh 50 lbs Lithium Carbonate usage rate in Lithium Ion batteries Lithium Carbonate usage depends on the type of battery:

Lithium Carbonate Equivalent (LCE) Demand Current global demand for battery-grade lithium-carbonate (LCE) 40 million lbs/year Addition of 1 million all-electric cars will demand (LCE) Additional 50 million lbs Addition of 1 million plug-in hybrids will demand (LCE) Additional 20 million lbs Total Global Auto Production 2010: 60-65 million vehicles Source: Company Estimate

Chemetall R&D Goals Lithium Batteries Time today 130 Wh/kg LiB LiBOB- improvements next generation II 300 Wh/kg Alloy anode high voltage cathode Prelithiation Anodes agents Alloy/Composite Anodes future high risk >500 - ca. 1500 Wh/kg Li-sulfur Li-air Li-metal anode I Li-metal anode II Li-metal anode III (solid electrolytes) next generation I 200 Wh/kg Alloy anode 2012 150-170 Wh/kg LiB optimized Electrolyte additives and conductive salts Redox shuttle molecules HP Li2CO3 and HP LiOH for cathode materials 50 100 500 200 Effective range [km]

Electric cars will revolutionize our transportation system. Lithium ion rechargeable batteries will be the power source to drive these cars. Lithium compounds should see substantial growth. Lithium Potential

Rockwood Summary Outstanding portfolio of market-leading businesses Strong organic growth potential One of the highest profit margins in the industry Solid balance sheet and strong cash flow generation

Creativity Performance Stability

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Creativity Performance Stability